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                                                                   EXHIBIT 10.4

                          AMENDMENT NUMBER TWO TO THE
                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


WHEREAS, Section 10 of Scientific-Atlanta, Inc.'s (the "Corporation's") Non-Employee Directors Stock Option Plan (the "Option Plan") empowers the Board to make amendments to the Option Plan of the type set forth below;

NOW, THEREFORE, Section 5(b) of the Option Plan is hereby amended to delete the last sentence thereof which sentence currently reads as follows:

     "Notwithstanding the foregoing, shares acquired by the exercise of an Option under this Plan may not be transferred to the Company in full or in partial payment of the option price of shares purchased upon the exercise of an Option under this Plan unless and until such previously-acquired shares have been owned by the option holder for at least 365 days."

All other sections and provisions of the Option Plan shall remain in full force and effect as written, without further amendment.

To record the adoption of this Amendment by the Board on November 13, 1996, the Company has caused its authorized officers to execute this Amendment and affix the corporate name and seal hereto.

                                       SCIENTIFIC-ATLANTA, INC.


                                       By: /s/ Brian C. Koenig
                                           ------------------------------------
                                       Name:   Brian C. Koenig
                                               --------------------------------
                                       Title:  Vice President Human Resources
                                               --------------------------------


                                       By: /s/ William E. Eason, Jr.
                                           ------------------------------------
                                       Name:   William E. Eason, Jr.
                                               --------------------------------
                                       Title:  Secretary
                                               --------------------------------
[Seal]